                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation                  CASE NO.              01-33125 (DM)

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:   Oct 02                            PETITION DATE:         12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
                                       --
    Dollars reported in    $1

2.  ASSET AND LIABILITY STRUCTURE                              END OF CURRENT MONTH     END OF PRIOR MONTH    AS OF PETITION FILING
                                                               --------------------     ------------------    ---------------------
    a.  Current Assets                                               $9,904,753              $9,822,294
                                                                  --------------            ------------
    b.  Total Assets                                                 $9,993,552             $59,288,339              $23,189,381
                                                                  --------------            ------------         ----------------
    c.  Current Liabilities                                          $1,071,115              $1,047,363
                                                                  --------------            ------------
    d.  Total Liabilities                                            $6,131,401 (1)          $6,110,261              $42,832,634 (1)
                                                                  --------------            ------------         -------------------

                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH          CURRENT MONTH            PRIOR MONTH            (CASE TO DATE)
                                                                  -------------            -----------            -------------
    a.  Total Receipts                                                 $310,329                 $38,606               $5,545,211
                                                                  --------------            ------------         ----------------
    b.  Total Disbursements                                             $61,668                $118,914               $6,212,735
                                                                  --------------            ------------         ----------------
    c.  Excess (Deficiency) of Receipts Over
          Disbursements (a - b)                                        $248,661                ($80,309)               ($667,524)
                                                                  --------------            ------------         ----------------
    d.  Cash Balance Beginning of Period                             $8,808,106              $8,888,415               $9,724,289
                                                                  --------------            ------------         ----------------
    e.  Cash Balance End of Period (c + d)                           $9,056,767              $8,808,106               $9,056,765
                                                                  --------------            ------------         ----------------

                                                                                                                     CUMULATIVE
                                                                  CURRENT MONTH            PRIOR MONTH             (CASE TO DATE)
                                                                  -------------            -----------            -------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                 ($49,318,540)                $58,854             ($59,511,744)
                                                                  --------------            ------------         ----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $350,000                $350,000
                                                                  --------------            ------------
6.  POST-PETITION LIABILITIES                                        $1,071,115              $1,047,363
                                                                  --------------            ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                   $0                      $0
                                                                  --------------            ------------

AT THE END OF THIS REPORTING MONTH:                                                                    YES                 NO
                                                                                                       ---                 --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                    X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                                   ------------       -----------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of            X
    payment, amount of payment and name of payee)
                                                                                                   ------------       -----------
10. If the answer is yes to 8 or 9, were all such payments approved by the court?                       X
                                                                                                   ------------       -----------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,               X
    attach listing including date of payment, amount and reason for payment, and name of payee)
                                                                                                   ------------       -----------
12. Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                   ------------       -----------
13. Are a plan and disclosure statement on file?                                                        X
                                                                                                   ------------       -----------
14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                   ------------       -----------

15. Check if paid: Post-petition taxes X ;
    U.S. Trustee Quarterly Fees X ;
    Check if filing is current for: Post-petition tax reporting and tax returns: X .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
        -----------              ----------------------------------------------
                                             Responsible Individual


(1) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 10/31/02

           CURRENT MONTH
   --------------------------------
                                                                                                          CUMULATIVE    NEXT MONTH
   ACTUAL       FORECAST   VARIANCE                                                                     (CASE TO DATE)   FORECAST
   ------       --------   --------                                                                     --------------   --------

                                                             REVENUES:
          $0     N/A (1)    N/A (1)     1   Gross Sales                                                    $2,963,042     N/A (1)
-------------   --------   ---------                                                                   ---------------    -------
          $0                            2   less: Sales Returns & Allowances (4)                          ($1,248,993)
-------------   --------   ---------                                                                   ---------------    -------
          $0                            3   Net Sales                                                      $4,212,035
-------------   --------   ---------                                                                   ---------------    -------
          $0                            4   less: Cost of Goods Sold   (Schedule 'B')                      $3,053,270
-------------   --------   ---------                                                                   ---------------    -------
          $0                            5   Gross Profit                                                   $1,158,765
-------------   --------   ---------                                                                   ---------------    -------
          $0                            6   Interest                                                             $300
-------------   --------   ---------                                                                   ---------------    -------
          $0                            7   Other Income:                                                          $0
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
                                        8
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
                                        9
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                           10       TOTAL REVENUES                                             $1,159,065
-------------   --------   ---------                                                                   ---------------    -------
                                          EXPENSES:
     $49,118                           11   Compensation to Owner(s)/Officer(s)                              $575,684
-------------   --------   ---------                                                                   ---------------    -------
     $23,416                           12   Salaries                                                         $859,103
-------------   --------   ---------                                                                   ---------------    -------
          $0                           13   Commissions                                                            $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                           14   Contract Labor                                                         $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                                Rent/Lease:
                                       15     Personal Property                                                $6,148
-------------   --------   ---------                                                                   ---------------    -------
      $6,527                           16     Real Property                                                  $566,743
-------------   --------   ---------                                                                   ---------------    -------
    $127,773                           17   Insurance                                                        $348,759
-------------   --------   ---------                                                                   ---------------    -------
          $0                           18   Management Fees                                                        $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                           19   Depreciation                                                   $1,964,545
-------------   --------   ---------                                                                   ---------------    -------
          $0                                Taxes:
                                       20       Employer Payroll Taxes                                             $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                           21       Real Property Taxes                                                $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                           22       Other Taxes                                                  ($39,995)
-------------   --------   ---------                                                                   ---------------    -------
          $0                           23   Other Selling                                                     $87,904
-------------   --------   ---------                                                                   ---------------    -------
      $9,448                           24   Other Administrative                                             $547,166
-------------   --------   ---------                                                                   ---------------    -------
          $0                           25   Interest                                                               $0
-------------   --------   ---------                                                                   ---------------    -------
          $0                           26   Other Expenses:                                                        $0
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
      $4,848                           27      Vacation                                                       $83,254
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                           28      Hardware & Software Maintenance Fees                           $26,464
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
      $7,533                           29      Benefits and Payroll Processing Cost                          $188,307
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                           30      PWC International Tax Services                                $100,000
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                           31      Israel Engineering Charges                                  $1,766,941
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                                   Adjustment to Bad Debt Reserves                              ($100,000)
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
          $0                           33      Aether agreed settlement to withdraw claim
                                               of $1,246,600                                                ($125,000)
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
                                       34
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
    $228,661                           35       TOTAL EXPENSES                                             $6,856,023
-------------   --------   ---------                                                                   ---------------    -------
   ($228,661)                          36 SUBTOTAL                                                        ($5,696,958)
-------------   --------   ---------                                                                   ---------------    -------
     $21,635                              REORGANIZATION ITEMS:
                                       37   Professional Fees                                              $1,638,421
-------------   --------   ---------                                                                   ---------------    -------
          $0                           38   Provisions for Rejected Executory Contracts                            $0
-------------   --------   ---------                                                                   ---------------    -------
     ($9,810)                          39   Interest Earned on Accumulated Cash from
                                             Resulting Chp 11 Case (3)                                       ($92,128)
-------------   --------   ---------                                                                   ---------------    -------
          $0                           40   (Gain) or Loss from Sale of Equipment (2)                        $390,352
-------------   --------   ---------                                                                   ---------------    -------
      $1,250                           41   U.S. Trustee Quarterly Fees                                       $20,500
-------------   --------   ---------                                                                   ---------------    -------
          $0                           42   Wind-Up of Business Expenses (2)                               $2,780,837
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
 $49,076,803                              Write off Intercompany Receivables & Investments (5)            $49,076,803
-------------   --------   ---------      ---------------------------------------------------          ---------------    -------
 $49,089,879                           43        TOTAL REORGANIZATION ITEMS                               $53,814,786
-------------   --------   ---------                                                                   ---------------    -------
($49,318,540)                          44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                ($59,511,744)
-------------   --------   ---------                                                                   ---------------    -------
          $0                           45   Federal & State Income Taxes                                           $0
-------------   --------   ---------                                                                   ---------------    -------
($49,318,540)                          46 NET PROFIT (LOSS)                                              ($59,511,744)
=============   ========   =========                                                                   ===============    =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.

(5) The Debtor confirmed a Plan of Liquidation on October 30, 2002, which substantively consolidated all of the Debtor's related debtor entities into a single Estate. As such, the Debtor has taken non-cash charges for the write-off of its intercompany receivables that were substantively consolidated by the Plan.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 10/31/02


     ASSETS
                                                                                FROM SCHEDULES            BOOK VALUE
                                                                                --------------            ----------
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                H                       $8,802,022
                                                                                                        ------------------
 2             Cash and cash equivalents - restricted                                  H                         $254,745
                                                                                                        ------------------
 3             Accounts receivable (net)                                               A                         $350,000
                                                                                                        ------------------
 4             Inventory                                                               B                               $0
                                                                                                        ------------------
 5             Prepaid expenses                                                                                   $15,585
                                                                                                        ------------------
 6             Professional retainers                                                                            $200,000
                                                                                                        ------------------
 7             Other:  Net Receivable from Earthlink                                                               $5,225
                       ------------------------------------------------------                           ------------------
 8                     Deposits                                                                                        $0
               --------------------------------------------------------------                           ------------------
                       Other Receivables                                                                         $277,176
                       ------------------------------------------------------                           ------------------
 9                     TOTAL CURRENT ASSETS                                                                    $9,904,753
                                                                                                        ------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)

10             Real property                                                           C                               $0
                                                                                                        ------------------
11             Computers                                                               D                               $0
                                                                                                        ------------------
12             Furniture and fixtures                                                  D                               $0
                                                                                                        ------------------
13             Office equipment                                                        D                               $0
                                                                                                        ------------------
14             Software                                                                D                               $0
                                                                                                        ------------------
15             Vehicles                                                                D                               $0
                                                                                                        ------------------
16             Other:                                                                  D                               $0
                       ------------------------------------------------------                           ------------------
17                                                                                     D                               $0
               --------------------------------------------------------------                           ------------------
18                                                                                     D                               $0
               --------------------------------------------------------------                           ------------------
19                                                                                     D                               $0
               --------------------------------------------------------------                           ------------------
20                                                                                     D                               $0
               --------------------------------------------------------------                           ------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                        ------------------

          OTHER ASSETS
22             Loans to shareholders                                                                              $88,800
                                                                                                        ------------------
23             Loans to affiliates, net of amounts payable to affiliates
                                                                                                        ------------------
24             Investment in subsidiaries
               --------------------------------------------------------------                           ------------------
25
               --------------------------------------------------------------                           ------------------
26
               --------------------------------------------------------------                           ------------------
27
               --------------------------------------------------------------                           ------------------
28                     TOTAL OTHER ASSETS                                                                         $88,800
                                                                                                        ------------------
29                     TOTAL ASSETS                                                                            $9,993,552
                                                                                                        ==================

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                              $0
                                                                                                        ------------------
31                     Payroll taxes                                                                                   $0
                                                                                                        ------------------
32                     Real and personal property taxes                                                                $0
                                                                                                        ------------------
33                     Income taxes                                                                                    $0
                                                                                                        ------------------
34                     Sales taxes                                                                                     $0
                                                                                                        ------------------
35                     Notes payable (short term)                                                                      $0
                                                                                                        ------------------
36                     Accounts payable (trade)                                        A                         $133,678
                                                                                                        ------------------
37                     Real property lease arrearage                                                                   $0
                                                                                                        ------------------
38                     Personal property lease arrearage                                                               $0
                                                                                                        ------------------
39                     Accrued professional fees                                                                 $886,162
                                                                                                        ------------------
40                     Current portion of long-term post-petition debt
                          (due within 12 months)                                                                       $0
                                                                                                        ------------------
41                     Other:     Deferred revenue                                                                     $0
                                  -------------------------------------------                           ------------------
42                                Vacation                                                                        $49,075
                       ------------------------------------------------------                           ------------------
43                                Other                                                                            $2,200
                       ------------------------------------------------------                           ------------------
44                     TOTAL CURRENT LIABILITIES                                                               $1,071,115
                                                                                                        ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                    $0
                                                                                                        ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                         $1,071,115
                                                                                                        ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                               $0
                                                                                                        ------------------
48                     Priority unsecured claims                                       F                          $75,958
                                                                                                        ------------------
49                     General unsecured claims                                        F                       $4,984,328
                                                                                                        ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                          $5,060,286
                                                                                                        ------------------
51                     TOTAL LIABILITIES                                                                       $6,131,401
                                                                                                        ------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                ($213,484,902)
                                                                                                        ------------------
53             Capital Stock                                                                                      $73,341
                                                                                                        ------------------
54             Additional paid-in capital                                                                    $277,284,500
                                                                                                        ------------------
55             Cumulative profit/(loss) since filing of case                                                 ($59,511,744)
                                                                                                        ------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                        ------------------
57
               ------------------------------------------------------------------------------------     ------------------

58             Equity adjustment for pre-petition liabilities due to Chapter 11 filing                          ($499,044)
                                                                                                        ------------------
59                     TOTAL EQUITY (DEFICIT)                                                                  $3,862,150
                                                                                                        ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                    $9,993,552
                                                                                                        ==================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                          [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                          -----------------------      ---------------      ------------------
     0 -30 Days                                         $0                 $133,678
                                                 ----------               ----------
     31-60 Days                                         $0
                                                 ----------               ----------
     61-90 Days                                         $0                                            $0
                                                 ----------               ----------            ----------
     91+ Days                                     $929,991
                                                 ----------               ----------
     Total accounts receivable/payable            $929,991                 $133,678
                                                 ----------               ----------
     Allowance for doubtful accounts              $579,991
                                                 ----------
     Accounts receivable (net)                    $350,000
                                                 ==========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
----------------------------------


                                    INVENTORY(IES)
                                    BALANCE AT
                                    END OF MONTH



     Retail/Restaurants -

       Product for resale
                                        ------


     Distribution -

       Products for resale
                                        ------


     Manufacturer -

       Raw Materials                       $0
                                        ------
       Work-in-progress                    $0
                                        ------
       Finished goods                      $0
                                        ------


     Other - Explain                       $0
                                        ------
     Inventory reserve
     -----------------------------------

     -----------------------------------
         TOTAL                             $0
                                        ======


     METHOD OF INVENTORY CONTROL

     Do you have a functioning perpetual inventory system?   (1)

                 Yes   X       No
                     ------       -------

     How often do you take a complete physical inventory?     (1)



       Weekly
                           -------
       Monthly
                           -------
       Quarterly
                           -------
       Semi-annually
                           -------
       Annually
                           -------

Date of last physical inventory was  (1)


Date of next physical inventory is   (1)



COST OF GOODS SOLD
------------------

INVENTORY BEGINNING OF MONTH                                     $0
                                                             -------
Add -
  Net purchase
                                                             -------
  Direct labor
                                                             -------
  Manufacturing overhead
                                                             -------
  Freight in
                                                             -------
  Other:
                                                             -------
  Cost of goods sold - equipment                                 $0
-----------------------------------------------              -------
  Cost of goods sold - service                                   $0
-----------------------------------------------              -------
  Cost of goods sold - content                                   $0
-----------------------------------------------              -------
Less -

  Inventory End of Month                                         $0
                                                             -------
  Shrinkage
                                                             -------
  Personal Use
                                                             -------



Cost of Goods Sold                                               $0
                                                             =======

 INVENTORY VALUATION METHODS

 Indicate by a checkmark method of inventory used.




 Valuation methods -

     FIFO cost                                  X
                                                ---

     LIFO cost
                                                ---
     Lower of cost or market                    X
                                                ---
     Retail method
                                                ---
     Other
                                                ---
       Explain




 ------------------------------------------------------------------------

 ------------------------------------------------------------------------

 ------------------------------------------------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                      COST               MARKET VALUE
                                                                                 ----               ------------
       None                                                                                $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                      COST               BOOK VALUE
                                                                                 ----               ------------
Computers -
       Network and office computers                                                        $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================
Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                                        $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================
Office Equipment -
       Telephone system, printers, projectors, etc.                                        $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================
Software -
       Prepaid Licenses & Support for Internal Use Software                                $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================
Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                                          $0                      $0
       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------

       ----------------------------------------------------------         --------------------    --------------------
       Total                                                                               $0                      $0
                                                                          ====================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                             0-30 DAYS         31-60 DAYS          61-90 DAYS         91+ DAYS               TOTAL
                                          ---------         ----------          ----------         --------               -----
FEDERAL
        Income Tax Withholding                                                                                                  $0
                                         -----------        -----------         ----------         ----------           -----------
        FICA - Employee                                                                                                         $0
                                         -----------        -----------         ----------         ----------           -----------
        FICA - Employer                                                                                                         $0
                                         -----------        -----------         ----------         ----------           -----------
        Unemployment (FUTA)                                                                                                     $0
                                         -----------        -----------         ----------         ----------           -----------
        Income                                                                                                                  $0
                                         -----------        -----------         ----------         ----------           -----------
        Other (Attach List)                                                                                                     $0
                                         -----------        -----------         ----------         ----------           -----------
TOTAL FEDERAL TAXES                              $0                 $0                 $0                 $0                    $0
                                         -----------        -----------         ----------         ----------           -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                                  $0
                                         -----------        -----------         ----------         ----------           -----------
        Unemployment (UT)                                                                                                       $0
                                         -----------        -----------         ----------         ----------           -----------
        Disability Insurance (DI)                                                                                               $0
                                         -----------        -----------         ----------         ----------           -----------
        Empl. Training Tax (ETT)                                                                                                $0
                                         -----------        -----------         ----------         ----------           -----------
        Sales                                    $0                 $0                                                          $0
                                         -----------        -----------         ----------         ----------           -----------
        Excise                                                                                                                  $0
                                         -----------        -----------         ----------         ----------           -----------
        Real property                                                                                                           $0
                                         -----------        -----------         ----------         ----------           -----------
        Personal property                                                                                                       $0
                                         -----------        -----------         ----------         ----------           -----------
        Income                                                                                                                  $0
                                         -----------        -----------         ----------         ----------           -----------
        Other (Attach List)                                                                                                     $0
                                         -----------        -----------         ----------         ----------           -----------
TOTAL STATE & LOCAL TAXES                        $0                 $0                 $0                 $0                    $0
                                         -----------        -----------         ----------         ----------           -----------
TOTAL TAXES                                      $0                 $0                 $0                 $0                    $0
                                         ===========        ===========         ==========         ==========           ===========



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -             CLAIMED              ALLOWED
                                                       AMOUNT (2)           AMOUNT (3)
                                                       ----------           ----------
Secured claims(1)                                      $         0          $         0
                                                       -----------          -----------
Priority claims other than taxes                       $ 3,479,078          $     1,614
                                                       -----------          -----------
Priority tax claims                                    $         0          $    74,343
                                                       -----------          -----------
General unsecured claims                               $39,353,556          $ 4,984,328
                                                       -----------          -----------


(1)  The Debtor does not have any secured liabilities.

(2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

(3) The total represents the Debtor's balances recorded in accordance with GAAP as of October 31, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                           ACCOUNT 1           ACCOUNT 2         ACCOUNT 3         ACCOUNT 4        ACCOUNT 5         ACCOUNT 6
                           ---------           ---------         ---------         ---------        ---------         ---------
Bank                    Silicon Valley      Silicon Valley    Silicon Valley    Silicon Valley   Wells Fargo       American Express
                       ----------------    ----------------   ---------------   --------------   --------------   ------------------
Account Type           Chapter 11 - DIP       Investment         Restricted           CD          Merchant Bank     Merchant Bank
                       ----------------    ----------------   ---------------   --------------   --------------   ------------------
Account No.               3300271245          3300271245         3300346325       8800050262
                       ----------------    ----------------   ---------------   --------------   --------------   ------------------
Account Purpose         General Banking     General Banking   General Banking         (a)              (b)               (c)
                       ----------------    ----------------   ---------------   --------------   --------------   ------------------
Balance, End of Month      $296,090           $8,505,932          $136,371            $0            $100,000           $18,374
                       ----------------    ----------------   ---------------   --------------   --------------   ------------------
Total Funds on Hand
  for all Accounts        $9,056,767
                       ================



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02


                                                                                                 Actual               Cumulative
                                                                                               Current Month        (Case to Date)
                                                                                               -------------        --------------
     CASH RECEIPTS
1           Rent/Leases Collected                                                                         $0                   $0
                                                                                                 ------------          -----------
2           Cash Received from Sales                                                                      $0           $1,707,579
                                                                                                 ------------          -----------
3           Interest Received                                                                         $9,811              $92,129
                                                                                                 ------------          -----------
4           Borrowings                                                                                    $0                   $0
                                                                                                 ------------          -----------
5           Funds from Shareholders, Partners, or Other Insiders                                          $0                   $0
                                                                                                 ------------          -----------
6           Capital Contributions                                                                         $0                   $0
                                                                                                 ------------          -----------
7           Other:  Net Proceeds from Earthlink for Asset Purchase & Transition Services                  $0           $2,984,434
                                                                                                 ------------          -----------
8                   Net Proceeds from equipment auction                                                   $0             $401,327
                                                                                                 ------------          -----------
9                   Receipt of excess funds from UK Subsidiaries                                    $300,443             $300,443
                                                                                                 ------------          -----------
10                  Refund from Certicom                                                                 $76              $42,800
                                                                                                 ------------          -----------
11                  Net Proceeds from Sale of PT Cruiser                                                                  $16,500
                                                                                                 ------------          -----------
12                                                                                                  $310,329           $5,545,211
                                                                                                 ------------          -----------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                                        $0                   $0
                                                                                                 ------------          -----------
14          Selling                                                                                       $0              $79,461
                                                                                                 ------------          -----------
15          Administrative                                                                            $6,092             $392,883
                                                                                                 ------------          -----------
16          Capital Expenditures                                                                          $0                   $0
                                                                                                 ------------          -----------
17          Principal Payments on Debt                                                                    $0                   $0
                                                                                                 ------------          -----------
18          Interest Paid                                                                                 $0                   $0
                                                                                                 ------------          -----------
            Rent/Lease:
19                  Personal Property                                                                     $0               $4,512
                                                                                                 ------------          -----------
20                  Real Property                                                                         $0             $194,569
                                                                                                 ------------          -----------
            Amount Paid to Owner(s)/Officer(s)
21                  Salaries                                                                         $20,833             $480,212
                                                                                                 ------------          -----------
22                  Draws                                                                                 $0                   $0
                                                                                                 ------------          -----------
23                  Commissions/Royalties                                                                 $0                   $0
                                                                                                 ------------          -----------
24                  Expense Reimbursements                                                            $7,451              $43,254
                                                                                                 ------------          -----------
25                  Other                                                                                 $0                   $0
                                                                                                 ------------          -----------
26          Salaries/Commissions (less employee withholding)                                         $15,975             $836,296
                                                                                                 ------------          -----------
27          Management Fees                                                                               $0                   $0
                                                                                                 ------------          -----------
            Taxes:
28                  Employee Withholding                                                                  $0                   $0
                                                                                                 ------------          -----------
29                  Employer Payroll Taxes                                                                $0                   $0
                                                                                                 ------------          -----------
30                  Real Property Taxes                                                                   $0                   $0
                                                                                                 ------------          -----------
31                  Other Taxes                                                                           $0              $54,236
                                                                                                 ------------          -----------
32          Other Cash Outflows:
                                                                                                 ------------          -----------
33                  Bank Fees                                                                            $50               $1,036
                                                                                                 ------------          -----------
34                  Customer Chargebacks on Credit Card Transactions                                      $0             $149,077
                                                                                                 ------------          -----------
35                  Payments for Cost of Providing Services                                               $0           $1,117,514
                                                                                                 ------------          -----------
36                  Payments for Professional Services in Connection with Chp 11 Case                 $7,517             $700,370
                                                                                                 ------------          -----------
37                  Payments to U.S. Trustee                                                          $3,750              $20,250
                                                                                                 ------------          -----------
                    Payments to OmniSky Israel for work done on behalf of OmniSky US                      $0              $80,000
                                                                                                 ------------          -----------
                    Payments for Approved Executory Contract Cure Amounts                                 $0           $1,779,339
                                                                                                 ------------          -----------
                    Payments to Outside Engineering Consultants                                           $0              $29,726
                                                                                                 ------------          -----------
                    Nomad IQ Legal Services Retainer                                                      $0             $250,000
                                                                                                 ------------          -----------

                                                                                                 ------------          -----------
38                  TOTAL CASH DISBURSEMENTS:                                                        $61,668           $6,212,735
                                                                                                 ------------          -----------
39   NET INCREASE (DECREASE) IN CASH                                                                $248,661            ($667,524)
                                                                                                 ------------          -----------
40   CASH BALANCE, BEGINNING OF PERIOD                                                            $8,808,106           $9,724,290
                                                                                                 ============          -----------
41   CASH BALANCE, END OF PERIOD                                                                  $9,056,767           $9,056,767
                                                                                                 ============          ===========

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                      ACTUAL               CUMULATIVE
                                                                                             CURRENT MONTH          (CASE TO DATE)
                                                                                             -------------           --------------
1           Cash Received from Sales                                                                   $0               $1,707,579
                                                                                               -----------             ------------
2           Rent/Leases Collected                                                                      $0                       $0
                                                                                               -----------             ------------
3           Interest Received                                                                          $0                       $0
                                                                                               -----------             ------------
4           Cash Paid to Suppliers                                                                     $0               $1,112,345
                                                                                               -----------             ------------
5           Cash Paid for Selling Expenses                                                             $0                  $84,629
                                                                                               -----------             ------------
6           Cash Paid for Administrative Expenses                                                  $6,092                 $392,883
                                                                                               -----------             ------------
            Cash Paid for Rents/Leases:
7               Personal Property                                                                      $0                   $4,512
                                                                                               -----------             ------------
8               Real Property                                                                          $0                 $194,569
                                                                                               -----------             ------------
9           Cash Paid for Interest                                                                     $0                       $0
                                                                                               -----------             ------------
10          Cash Paid for Net Payroll and Benefits                                                $15,975                 $836,296
                                                                                               -----------             ------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                          $20,833                 $480,212
                                                                                               -----------             ------------
12              Draws                                                                                  $0                       $0
                                                                                               -----------             ------------
13              Commissions/Royalties                                                                  $0                       $0
                                                                                               -----------             ------------
14              Expense Reimbursements                                                             $7,450                  $43,253
                                                                                               -----------             ------------
15              Other                                                                                  $0                       $0
                                                                                               -----------             ------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                   $0                       $0
                                                                                               -----------             ------------
17              Employee Withholdings                                                                  $0                       $0
                                                                                               -----------             ------------
18              Real Property Taxes                                                                    $0                       $0
                                                                                               -----------             ------------
19              Other Taxes                                                                            $0                  $54,236
                                                                                               -----------             ------------
20          Cash Paid for General Expenses
                                                                                               -----------             ------------
21              Bank Fees                                                                             $50                   $1,036
                                                                                               -----------             ------------
22              Customer Chargebacks on Credit Card Transactions                                       $0                 $149,077
                                                                                               -----------             ------------
23              Cash Receipts of refund from Certicom                                                ($76)                 $37,200
                                                                                               -----------             ------------
24              Payments to Outside Engineering Consultants                                            $0                  $29,726
                                                                                               -----------             ------------
25              Payments for Approved Executory Contract Cure Amounts                                  $0               $1,779,340
                                                                                               -----------             ------------
26              Nomad IQ Legal Services Retainer                                                       $0                 $250,000
                                                                                               -----------             ------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS     ($50,325)             ($3,741,736)
                                                                                               -----------             ------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case                               $9,811                  $92,129
                                                                                               -----------             ------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                     $7,517                 $700,370
                                                                                               -----------             ------------
30          U.S. Trustee Quarterly Fees                                                            $3,750                  $20,250
                                                                                               -----------             ------------
31          Cash Receipts due to sale of equipment from DoveBid, One Workplace & Earthlink             $0                ($808,373)
                                                                                               -----------             ------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                  ($1,456)                $179,882
                                                                                               -----------             ------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                 ($51,781)             ($3,561,854)
                                                                                               -----------             ------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures                                                                       $0                       $0
                                                                                               -----------             ------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0               $2,593,888
                                                                                               -----------             ------------
36          Receipt of excess funds from UK Subsidiaries (1)                                    ($300,443)               ($300,443)
                                                                                               -----------             ------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                 $300,443               $2,894,331
                                                                                               -----------             ------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)                                                           $0                       $0
                                                                                               -----------             ------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                              $0                       $0
                                                                                               -----------             ------------
40          Capital Contributions                                                                      $0                       $0
                                                                                               -----------             ------------
41          Principal Payments                                                                         $0                       $0
                                                                                               -----------             ------------
42
                                                                                               -----------             ------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                       $0
                                                                                               -----------             ------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       $248,661                ($667,523)
                                                                                               -----------             ------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         $8,808,106               $9,724,290
                                                                                               -----------             ------------
46    CASH AND CASH EQUIVALENTS AT END OF PERIOD                                               $9,056,767               $9,056,767
                                                                                               ===========             ============

(1) Due to the formulas of this document, this entry is recorded as a negative value. The amounts recorded represent an increase in cash to the Estate.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  Norway Acquisition Corporation          CASE NO.           01-33127 (DM)

                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:     Oct 02                     PETITION DATE:          12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in     $1

2.  ASSET AND LIABILITY STRUCTURE                                   END OF CURRENT MONTH  END OF PRIOR MONTH  AS OF PETITION FILING
                                                                    --------------------  ------------------  ---------------------
    a.  Current Assets                                                                $0                  $0
                                                                    --------------------  ------------------
    b.  Total Assets                                                                  $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
    c.  Current Liabilities                                                           $0                  $0
                                                                    --------------------  ------------------
    d.  Total Liabilities                                                             $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                           CUMULATIVE
                                                                        CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                    --------------------  ------------------  ---------------------
    a.  Total Receipts                                                                $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
    b.  Total Disbursements                                                           $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                    $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
    d.  Cash Balance Beginning of Month                                               $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
    e.  Cash Balance End of Month (c + d)                                             $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------

                                                                                                                  CUMULATIVE
                                                                        CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                    --------------------  ------------------  ---------------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                    $0                  $0                     $0
                                                                    --------------------  ------------------  ---------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                       $0                  $0
                                                                    --------------------  ------------------
6.  POST-PETITION LIABILITIES                                                         $0                  $0
                                                                    --------------------  ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $0                  $0
                                                                    --------------------  ------------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES               NO
                                                                                                        ---               --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                   X
    course to secured creditors or lessors? (if yes, attach listing including date of              -------------    -------------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                              X
    payment, amount of payment and name of payee)                                                  -------------    -------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   -------------    -------------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
    attach listing including date of payment, amount and reason for payment, and name of payee)    -------------    -------------

12. Is the estate insured for replacement cost of assets and for general liability?                      X
                                                                                                   -------------    -------------
13. Are a plan and disclosure statement on file?                                                         X
                                                                                                   -------------    -------------
14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                   -------------    -------------

15. Check if paid: Post-petition taxes                   ;
                                                     ---

    U.S. Trustee Quarterly Fees                       X  ;
                                                     ---
    Check if filing is current for:
    Post-petition tax reporting and tax returns:      X  .
                                                     ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
     ------------------------                 ----------------------------------
                                              Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 10/31/02

        CURRENT MONTH
----------------------------
                                                                                          CUMULATIVE    NEXT MONTH
 ACTUAL   FORECAST  VARIANCE                                                            (CASE TO DATE)   FORECAST
--------  --------  --------                                                            --------------  ----------
                                 REVENUES:

     $0                  $0    1   Gross Sales                                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    2   less: Sales Returns & Allowances                                $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0    3   Net Sales                                                       $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    4   less: Cost of Goods Sold             (Schedule 'B')             $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0    5   Gross Profit                                                    $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    6   Interest                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    7   Other Income:                                                   $0
--------  --------  --------                     -------------------------------------  --------------  ----------
     $0                  $0    8                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0                  $0    9                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   10       TOTAL REVENUES                                              $0          $0
--------  --------  --------                                                            --------------  ----------
                                 EXPENSES:

     $0                  $0   11   Compensation to Owner(s)/Officer(s)                             $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   12   Salaries                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   13   Commissions                                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   14   Contract Labor                                                  $0
--------  --------  --------                                                            --------------  ----------
                                   Rent/Lease:                                                     $0
     $0                  $0   15       Personal Property
--------  --------  --------                                                            --------------  ----------
     $0                  $0   16       Real Property                                               $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   17   Insurance                                                       $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   18   Management Fees                                                 $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   19   Depreciation                                                    $0
--------  --------  --------                                                            --------------  ----------
                                   Taxes:                                                          $0
     $0                  $0   20       Employer Payroll Taxes
--------  --------  --------                                                            --------------  ----------
     $0                  $0   21       Real Property Taxes                                         $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   22       Other Taxes                                                 $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   23   Other Selling                                                   $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   24   Other Administrative                                            $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   25   Interest                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   26   Other Expenses:                                                 $0
--------  --------  --------                       -----------------------------------  --------------  ----------
                         $0   27
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   28
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   29
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   30
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   31
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   32
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   33
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   34
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   35       TOTAL EXPENSES                                              $0          $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   36 SUBTOTAL                                                          $0          $0
--------  --------  --------                                                            --------------  ----------
                                 REORGANIZATION ITEMS:                                             $0
     $0                  $0   37   Professional Fees

--------  --------  --------                                                            --------------  ----------
     $0                  $0   38   Provisions for Rejected Executory Contracts                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   39   Interest Earned on Accumulated Cash from                        $0
                                   Resulting Chp 11 Case
--------  --------  --------                                                            --------------  ----------
     $0                  $0   40   Gain or (Loss) from Sale of Equipment                           $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   41   U.S. Trustee Quarterly Fees                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   42                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   43        TOTAL REORGANIZATION ITEMS                                 $0          $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                   $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   45   Federal & State Income Taxes                                    $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   46 NET PROFIT (LOSS)                                                 $0          $0
========  ========  ========                                                            ==============  ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 10/31/02

      ASSETS

                                                                        FROM SCHEDULES   MARKET VALUE
                                                                        --------------   ------------
          CURRENT ASSETS

 1            Cash and cash equivalents - unrestricted                                            $0
                                                                                         ------------
 2            Cash and cash equivalents - restricted                                              $0
                                                                                         ------------
 3            Accounts receivable (net)                                       A                   $0
                                                                                         ------------
 4            Inventory                                                       B                   $0
                                                                                         ------------
 5            Prepaid expenses                                                                    $0
                                                                                         ------------
 6            Professional retainers                                                              $0
                                                                                         ------------
 7            Other:                                                                              $0
                     ------------------------------------------------                    ------------
 8
              -------------------------------------------------------                    ------------
 9                            TOTAL CURRENT ASSETS                                                $0
                                                                                         ------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)

10            Real property                                                   C                   $0
                                                                                         ------------
11            Machinery and equipment                                         D                   $0
                                                                                         ------------
12            Furniture and fixtures                                          D                   $0
                                                                                         ------------
13            Office equipment                                                D                   $0
                                                                                         ------------
14            Leasehold improvements                                          D                   $0
                                                                                         ------------
15            Vehicles                                                        D                   $0
                                                                                         ------------
16            Other:                                                          D
                     ------------------------------------------------                    ------------
17                                                                            D
              -------------------------------------------------------                    ------------
18                                                                            D
              -------------------------------------------------------                    ------------
19                                                                            D
              -------------------------------------------------------                    ------------
20                                                                            D
              -------------------------------------------------------                    ------------
21                            TOTAL PROPERTY AND EQUIPMENT                                        $0
                                                                                         ------------
          OTHER ASSETS

22            Loans to shareholders                                                               $0
                                                                                         ------------
23            Loans to affiliates                                                                 $0
                                                                                         ------------
24
              -------------------------------------------------------                    ------------
25
              -------------------------------------------------------                    ------------
26
              -------------------------------------------------------                    ------------
27
              -------------------------------------------------------                    ------------
28                            TOTAL OTHER ASSETS                                                  $0
                                                                                         ------------
29                            TOTAL ASSETS                                                        $0
                                                                                         ============

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

      LIABILITIES FROM SCHEDULES

         POST-PETITION

                    CURRENT LIABILITIES

30                      Salaries and wages                                                        $0
                                                                                         ------------
31                      Payroll taxes                                                             $0
                                                                                         ------------
32                      Real and personal property taxes                                          $0
                                                                                         ------------
33                      Income taxes                                                              $0
                                                                                         ------------
34                      Sales taxes                                                               $0
                                                                                         ------------
35                      Notes payable (short term)                                                $0
                                                                                         ------------
36                      Accounts payable (trade)                              A                   $0
                                                                                         ------------
37                      Real property lease arrearage                                             $0
                                                                                         ------------
38                      Personal property lease arrearage                                         $0
                                                                                         ------------
39                      Accrued professional fees                                                 $0
                                                                                         ------------
40                      Current portion of long-term post-petition debt
                          (due within 12 months)                                                  $0
                                                                                         ------------
41                      Other:                                                                    $0
                               --------------------------------------                    ------------
42
                        ---------------------------------------------                    ------------
43
                        ---------------------------------------------                    ------------
44                      TOTAL CURRENT LIABILITIES                                                 $0
                                                                                         ------------
45                LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                         ------------
46                      TOTAL POST-PETITION LIABILITIES                                           $0
                                                                                         ------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                      Secured claims                                        F                   $0
                                                                                         ------------
48                      Priority unsecured claims                             F                   $0
                                                                                         ------------
49                      General unsecured claims                              F                   $0
                                                                                         ------------
50                      TOTAL PRE-PETITION LIABILITIES                                            $0
                                                                                         ------------
51                      TOTAL LIABILITIES                                                         $0
                                                                                         ------------
      EQUITY (DEFICIT)

52            Retained Earnings/(Deficit) at time of filing                                       $0
                                                                                         ------------
53            Capital Stock                                                                       $0
                                                                                         ------------
54            Additional paid-in capital                                                          $0
                                                                                         ------------
55            Cumulative profit/(loss) since filing of case                                       $0
                                                                                         ------------
56            Post-petition contributions/(distributions) or (draws)                              $0
                                                                                         ------------
57
                 ----------------------------------------------------                    ------------
58            Market value adjustment                                                             $0
                                                                                         ------------
59                            TOTAL EQUITY (DEFICIT)                                              $0
                                                                                         ------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                      $0
                                                                                         ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE            PAST DUE
                                                             [PRE AND POST PETITION]     [POST PETITION]        POST PETITION DEBT
                                                             -----------------------  ----------------------  ----------------------
  0-30 Days                                                                      $0                      $0
                                                             -----------------------  ----------------------
  31-60 Days                                                                     $0                      $0
                                                             -----------------------  ----------------------
  61-90 Days                                                                     $0                      $0                     $0
                                                             -----------------------  ----------------------  ----------------------
  91+ Days                                                                       $0                      $0
                                                             -----------------------  ----------------------
  Total accounts receivable/payable                                              $0                      $0
                                                             -----------------------  ======================
  Allowance for doubtful accounts
                                                             -----------------------
  Accounts receivable (net)                                                      $0
                                                             =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
----------------------------------                           ------------------
                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH          INVENTORY BEGINNING OF MONTH
                                      --------------                                                          ----------------------
                                                             Add -
  Retail/Restaurants -                                         Net purchase
                                                                                                              ----------------------
    Product for resale                                         Direct labor
                                      --------------                                                          ----------------------
                                                               Manufacturing overhead
                                                                                                              ----------------------
  Distribution -                                               Freight in
                                                                                                              ----------------------
    Products for resale                                        Other:
                                      --------------                                                          ----------------------

                                                             -----------------------------------------------  ----------------------
  Manufacturer -
                                                             -----------------------------------------------  ----------------------
    Raw Materials
                                      --------------
    Work-in-progress                                         Less -
                                      --------------
    Finished goods                                             Inventory End of Month
                                      --------------                                                          ----------------------
                                                               Shrinkage
                                                                                                              ----------------------
  Other - Explain                                              Personal Use
                                      --------------                                                          ----------------------

  ----------------------------------
                                                             Cost of Goods Sold                                                  $0
  ----------------------------------                                                                          ======================
      TOTAL                                      $0
                                      ==============

  METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
            Yes       No
                ---      ---
  How often do you take a complete physical inventory?       Valuation methods -
                                                                 FIFO cost
                                                                                                        ------
    Weekly                                                       LIFO cost
                      ---------------                                                                   ------
    Monthly                                                      Lower of cost or market
                      ---------------                                                                   ------
    Quarterly                                                    Retail method
                      ---------------                                                                   ------
    Semi-annually                                                Other
                      ---------------                                                                   ------
    Annually                                                       Explain
                      ---------------
Date of last physical inventory was
                                      ---------------------  -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
Date of next physical inventory is
                                      ---------------------  -----------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                 COST                        MARKET VALUE
                                                                            ----                        ------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                 COST                        MARKET VALUE
                                                                            ----                        ------------
Machinery & Equipment -

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================
Furniture & Fixtures -

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================
Office Equipment -

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================
Leasehold Improvements -

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================
Vehicles -

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------

    -------------------------------------------                   ------------------------        ------------------------
    Total                                                                              $0                              $0
                                                                  ========================        ========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                                          0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS      TOTAL
                                                                       ---------  ----------  ----------  ---------     -----
FEDERAL

     Income Tax Withholding                                                                                                  $0
                                                                       ---------  ----------  ---------   ---------   ----------
     FICA - Employee                                                                                                         $0
                                                                       ---------  ----------  ---------   ---------   ----------
     FICA - Employer                                                                                                         $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Unemployment (FUTA)                                                                                                     $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Income                                                                                                                  $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Other (Attach List)                                                                                                     $0
                                                                       ---------  ----------  ---------   ---------   ----------
TOTAL FEDERAL TAXES                                                          $0          $0         $0          $0           $0
                                                                       ---------  ----------  ---------   ---------   ----------
STATE AND LOCAL

     Income Tax Withholding                                                                                                  $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Unemployment (UT)                                                                                                       $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Disability Insurance (DI)                                                                                               $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Empl. Training Tax (ETT)                                                                                                $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Sales                                                                                                                   $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Excise                                                                                                                  $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Real property                                                                                                           $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Personal property                                                                                                       $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Income                                                                                                                  $0
                                                                       ---------  ----------  ---------   ---------   ----------
     Other (Attach List)                                                                                                     $0
                                                                       ---------  ----------  ---------   ---------   ----------
TOTAL STATE & LOCAL TAXES                                                    $0          $0         $0          $0           $0
                                                                       ---------  ----------  ---------   ---------   ----------
TOTAL TAXES                                                                  $0          $0         $0          $0           $0
                                                                       =========  ==========  =========   =========   ==========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                               CLAIMED     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                    AMOUNT     AMOUNT (b)
-------------------------------------------                                                   ---------   ----------
     Secured claims  (a)                                                                            $0          $0
                                                                                              ---------   ---------
     Priority claims other than taxes                                                               $0          $0
                                                                                              ---------   ---------
     Priority tax claims                                                                            $0          $0
                                                                                              ---------   ---------
     General unsecured claims                                                                       $0          $0
                                                                                              ---------   ---------

    (a) List total amount of claims even it under secured.
    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                       ACCOUNT 1  ACCOUNT 2   ACCOUNT 3   ACCOUNT 4
                                                                       ---------  ---------   ---------   ---------
Bank
                                                                       ---------  ----------  ---------   ---------
Account Type
                                                                       ---------  ----------  ---------   ---------
Account No.
                                                                       ---------  ----------  ---------   ---------
Account Purpose
                                                                       ---------  ----------  ---------   ---------
Balance, End of Month
                                                                       ---------  ----------  ---------   ---------
Total Funds on Hand for all Accounts                                         $0
                                                                       =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02

                                                                                       Actual          Cumulative
                                                                                   Current Month     (Case to Date)
                                                                                   -------------     --------------
    CASH RECEIPTS

1         Rent/Leases Collected
                                                                                   -------------     --------------
2         Cash Received from Sales
                                                                                   -------------     --------------
3         Interest Received
                                                                                   -------------     --------------
4         Borrowings
                                                                                   -------------     --------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                  -------------      --------------
6         Capital Contributions
                                                                                   -------------     --------------
7
          ----------------------------------------------------------------------   -------------     --------------
8
          ----------------------------------------------------------------------   -------------     --------------
9
          ----------------------------------------------------------------------   -------------     --------------
10
          ----------------------------------------------------------------------   -------------     --------------
11
          ----------------------------------------------------------------------   -------------     --------------
12                    TOTAL CASH RECEIPTS                                                    $0                 $0
                                                                                   -------------     --------------
    CASH DISBURSEMENTS

13        Payments for Inventory
                                                                                   -------------     --------------
14        Selling
                                                                                   -------------     --------------
15        Administrative
                                                                                   -------------     --------------
16        Capital Expenditures
                                                                                   -------------     --------------
17        Principal Payments on Debt
                                                                                   -------------     --------------
18        Interest Paid
                                                                                   -------------     --------------
          Rent/Lease:
19             Personal Property
                                                                                   -------------     --------------
20             Real Property
                                                                                   -------------     --------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                                   -------------     --------------
22             Draws
                                                                                   -------------     --------------
23             Commissions/Royalties
                                                                                   -------------     --------------
24             Expense Reimbursements
                                                                                   -------------     --------------
25             Other
                                                                                   -------------     --------------
26        Salaries/Commissions (less employee withholding)
                                                                                   -------------     --------------
27        Management Fees
                                                                                   -------------     --------------
          Taxes:
28             Employee Withholding
                                                                                   -------------     --------------
29             Employer Payroll Taxes
                                                                                   -------------     --------------
30             Real Property Taxes
                                                                                   -------------     --------------
31             Other Taxes
                                                                                   -------------     --------------
32        Other Cash Outflows:
                                                                                   -------------     --------------
33
               -----------------------------------------------------------------   -------------     --------------
34
               -----------------------------------------------------------------   -------------     --------------
35
               -----------------------------------------------------------------   -------------     --------------
36
               -----------------------------------------------------------------   -------------     --------------
37
               -----------------------------------------------------------------   -------------     --------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                 $0
                                                                                   -------------     --------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                 $0
                                                                                   -------------     --------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                                   -------------     --------------
41  CASH BALANCE, END OF PERIOD                                                              $0                 $0
                                                                                   =============     ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 10/31/02


    CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL           CUMULATIVE
                                                                                                CURRENT MONTH      (CASE TO DATE)
                                                                                                -------------      --------------
1       Cash Received from Sales
                                                                                                -------------      --------------
2       Rent/Leases Collected
                                                                                                -------------      --------------
3       Interest Received
                                                                                                -------------      --------------
4       Cash Paid to Suppliers
                                                                                                -------------      --------------
5       Cash Paid for Selling Expenses
                                                                                                -------------      --------------
6       Cash Paid for Administrative Expenses
                                                                                                -------------      --------------
        Cash Paid for Rents/Leases:
7                Personal Property
                                                                                                -------------      --------------
8                Real Property
                                                                                                -------------      --------------
9       Cash Paid for Interest
                                                                                                -------------      --------------
10      Cash Paid for Net Payroll and Benefits
                                                                                                -------------      --------------
        Cash Paid to Owner(s)/Officer(s)
11               Salaries
                                                                                                -------------      --------------
12               Draws
                                                                                                -------------      --------------
13               Commissions/Royalties
                                                                                                -------------      --------------
14               Expense Reimbursements
                                                                                                -------------      --------------
15               Other
                                                                                                -------------      --------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16               Employer Payroll Tax
                                                                                                -------------      --------------
17               Employee Withholdings
                                                                                                -------------      --------------
18               Real Property Taxes
                                                                                                -------------      --------------
19               Other Taxes
                                                                                                -------------      --------------
20      Cash Paid for General Expenses
                                                                                                -------------      --------------
21
        -------------------------------------------------------------------------------------   -------------      --------------
22
        -------------------------------------------------------------------------------------   -------------      --------------
23
        -------------------------------------------------------------------------------------   -------------      --------------
24
        -------------------------------------------------------------------------------------   -------------      --------------
25
        -------------------------------------------------------------------------------------   -------------      --------------
26
        -------------------------------------------------------------------------------------   -------------      --------------
27               NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                -------------      --------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                -------------      --------------
30      U.S. Trustee Quarterly Fees
                                                                                                -------------      --------------
31
        -------------------------------------------------------------------------------------   -------------      --------------
32               NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $0                  $0
                                                                                                -------------      --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                            $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures
                                                                                                -------------      --------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                -------------      --------------
36
        -------------------------------------------------------------------------------------   -------------      --------------
37               NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38      Net Borrowings (Except Insiders)
                                                                                                -------------      --------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                -------------      --------------
40      Capital Contributions
                                                                                                -------------      --------------
41      Principal Payments
                                                                                                -------------      --------------
42
        -------------------------------------------------------------------------------------   -------------      --------------
43               NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                  $0
                                                                                                -------------      --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  $0                  $0
                                                                                                -------------      --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                -------------      --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                             $0                  $0
                                                                                                =============      ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:   NomadIQ, Inc.                              CASE NO. 01-33128 (DM)

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

                SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct 02                           PETITION DATE:      12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                                    END OF CURRENT  END OF PRIOR  AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                       MONTH           MONTH         FILING
                                                                    --------------  ------------  --------------
    a.  Current Assets                                                         $0            $0
                                                                    --------------  ------------
    b.  Total Assets                                                           $0            $0              $0
                                                                    --------------  ------------  --------------
    c.  Current Liabilities                                                    $0            $0
                                                                    --------------  ------------
    d.  Total Liabilities                                                      $0            $0              $0
                                                                    --------------  ------------  --------------

                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            CURRENT MONTH   PRIOR MONTH   (CASE TO DATE)
                                                                    --------------  ------------  --------------
    a.  Total Receipts                                                         $0            $0              $0
                                                                    --------------  ------------  --------------
    b.  Total Disbursements                                                    $0            $0              $0
                                                                    --------------  ------------  --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             $0            $0              $0
                                                                    --------------  ------------  --------------
    d.  Cash Balance Beginning of Month                                        $0            $0              $0
                                                                    --------------  ------------  --------------
    e.  Cash Balance End of Month (c + d)                                      $0            $0              $0
                                                                    --------------  ------------  --------------

                                                                                                    CUMULATIVE
                                                                    CURRENT MONTH   PRIOR MONTH   (CASE TO DATE)
                                                                    --------------  ------------  --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                             $0            $0              $0
                                                                    --------------  ------------  --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                $0            $0
                                                                    --------------  ------------
6.  POST-PETITION LIABILITIES                                                  $0            $0
                                                                    --------------  ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $0            $0
                                                                    --------------  ------------

AT THE END OF THIS REPORTING MONTH:                                                     YES             NO
-----------------------------------                                                     ---             --
8.  Have any payments been made on pre-petition debt, other than payments in the                        X
    normal course to secured creditors or lessors? (if yes, attach listing          ------------  --------------
    including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing                              X
    including date of payment, amount of payment and name of payee)                 ------------  --------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                    ------------  --------------

11. Have any payments been made to officers, insiders, shareholders, relatives?                         X
    (if yes, attach listing including date of payment, amount and reason for        ------------  --------------
    payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                 X
    liability?                                                                      ------------  --------------


13. Are a plan and disclosure statement on file?                                         X
                                                                                    ------------  --------------

14. Was there any post-petition borrowing during this reporting period?                                 X
                                                                                    ------------  --------------

15. Check if paid: Post-petition taxes                     ;
                                                       ---

    U.S. Trustee Quarterly Fees                         X  ;
                                                       ---
    Check if filing is current for:
    Post-petition tax reporting and tax returns:        X  .
                                                       ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      --------------------               ---------------------------------------
                                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 10/31/02

       CURRENT MONTH
----------------------------                                                              CUMULATIVE    NEXT MONTH
 ACTUAL   FORECAST  VARIANCE                                                            (CASE TO DATE)   FORECAST
--------  --------  --------                                                            --------------  ----------
                                 REVENUES:

     $0                  $0    1   Gross Sales                                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    2   less: Sales Returns & Allowances                                $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0    3   Net Sales                                                       $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    4   less: Cost of Goods Sold             (Schedule 'B')             $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0    5   Gross Profit                                                    $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    6   Interest                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0    7   Other Income:                                                   $0
--------  --------  --------                    --------------------------------------  --------------  ----------
     $0                  $0    8                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0                  $0    9                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   10       TOTAL REVENUES                                              $0          $0
--------  --------  --------                                                            --------------  ----------
                                 EXPENSES:

     $0                  $0   11   Compensation to Owner(s)/Officer(s)                             $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   12   Salaries                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   13   Commissions                                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   14   Contract Labor                                                  $0
--------  --------  --------                                                            --------------  ----------
                                   Rent/Lease:
     $0                  $0   15       Personal Property                                           $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   16       Real Property                                               $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   17   Insurance                                                       $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   18   Management Fees                                                 $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   19   Depreciation                                                    $0
--------  --------  --------                                                            --------------  ----------
                                   Taxes:
     $0                  $0   20       Employer Payroll Taxes                                      $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   21       Real Property Taxes                                         $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   22       Other Taxes                                                 $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   23   Other Selling                                                   $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   24   Other Administrative                                            $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   25   Interest                                                        $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   26   Other Expenses:                                                 $0
--------  --------  --------                      ------------------------------------  --------------  ----------
                         $0   27
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   28
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   29
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   30
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   31
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   32
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   33
--------  --------  --------     -----------------------------------------------------  --------------  ----------
                         $0   34
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   35       TOTAL EXPENSES                                              $0          $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   36 SUBTOTAL                                                          $0          $0
--------  --------  --------                                                            --------------  ----------
                                 REORGANIZATION ITEMS:
     $0                  $0   37   Professional Fees                                               $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   38   Provisions for Rejected Executory Contracts                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   39   Interest Earned on Accumulated Cash from                        $0
                                   Resulting Chp 11 Case
--------  --------  --------                                                            --------------  ----------

     $0                  $0   40   Gain or (Loss) from Sale of Equipment                           $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   41   U.S. Trustee Quarterly Fees                                     $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   42                                                                   $0
--------  --------  --------     -----------------------------------------------------  --------------  ----------
     $0        $0        $0   43        TOTAL REORGANIZATION ITEMS                                 $0          $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                    $0          $0
--------  --------  --------                                                            --------------  ----------
     $0                  $0   45   Federal & State Income Taxes                                    $0
--------  --------  --------                                                            --------------  ----------
     $0        $0        $0   46 NET PROFIT (LOSS)                                                 $0          $0
========  ========  ========                                                            ==============  ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 10/31/02

      ASSETS
                                                                                         FROM SCHEDULES  MARKET VALUE
                                                                                         --------------  ------------
         CURRENT ASSETS

 1                  Cash and cash equivalents - unrestricted                                                      $0
                                                                                                         ------------
 2                  Cash and cash equivalents - restricted                                                        $0
                                                                                                         ------------
 3                  Accounts receivable (net)                                                  A                  $0
                                                                                                         ------------
 4                  Inventory                                                                  B                  $0
                                                                                                         ------------
 5                  Prepaid expenses                                                                              $0
                                                                                                         ------------
 6                  Professional retainers                                                                        $0
                                                                                                         ------------
 7                  Other:                                                                                        $0
                          -------------------------------------------------------------                  ------------
 8
                    -------------------------------------------------------------------                  ------------
 9                                  TOTAL CURRENT ASSETS                                                          $0
                                                                                                         ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10                  Real property                                                              C                  $0
                                                                                                         ------------
11                  Machinery and equipment                                                    D                  $0
                                                                                                         ------------
12                  Furniture and fixtures                                                     D                  $0
                                                                                                         ------------
13                  Office equipment                                                           D                  $0
                                                                                                         ------------
14                  Leasehold improvements                                                     D                  $0
                                                                                                         ------------
15                  Vehicles                                                                   D                  $0
                                                                                                         ------------
16                  Other:                                                                     D
                          -------------------------------------------------------------                  ------------
17                                                                                             D
                    -------------------------------------------------------------------                  ------------
18                                                                                             D
                    -------------------------------------------------------------------                  ------------
19                                                                                             D
                    -------------------------------------------------------------------                  ------------
20                                                                                             D
                    -------------------------------------------------------------------                  ------------
21                                  TOTAL PROPERTY AND EQUIPMENT                                                  $0
                                                                                                         ------------
         OTHER ASSETS

22                  Loans to shareholders                                                                         $0
                                                                                                         ------------
23                  Loans to affiliates                                                                           $0
                                                                                                         ------------
24
                    -------------------------------------------------------------------                  ------------
25
                    -------------------------------------------------------------------                  ------------
26
                    -------------------------------------------------------------------                  ------------
27
                    -------------------------------------------------------------------                  ------------
28                                  TOTAL OTHER ASSETS                                                            $0
                                                                                                         ------------
29                                  TOTAL ASSETS                                                                  $0
                                                                                                         ============

   NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

      LIABILITIES FROM SCHEDULES
         POST-PETITION

                    CURRENT LIABILITIES

30                                  Salaries and wages                                                            $0
                                                                                                         ------------
31                                  Payroll taxes                                                                 $0
                                                                                                         ------------
32                                  Real and personal property taxes                                              $0
                                                                                                         ------------
33                                  Income taxes                                                                  $0
                                                                                                         ------------
34                                  Sales taxes                                                                   $0
                                                                                                         ------------
35                                  Notes payable (short term)                                                    $0
                                                                                                         ------------
36                                  Accounts payable (trade)                                   A                  $0
                                                                                                         ------------
37                                  Real property lease arrearage                                                 $0
                                                                                                         ------------
38                                  Personal property lease arrearage                                             $0
                                                                                                         ------------
39                                  Accrued professional fees                                                     $0
                                                                                                         ------------
40                                  Current portion of long-term post-petition debt
                                      (due within 12 months)                                                      $0
                                                                                                         ------------
41                                  Other:                                                                        $0
                                          ---------------------------------------------                  ------------
42
                                    ---------------------------------------------------                  ------------
43
                                    ---------------------------------------------------                  ------------
44                                  TOTAL CURRENT LIABILITIES                                                     $0
                                                                                                         ------------
45                  LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                         ------------
46                                  TOTAL POST-PETITION LIABILITIES                                               $0
                                                                                                         ------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                                  Secured claims                                             F                  $0
                                                                                                         ------------
48                                  Priority unsecured claims                                  F                  $0
                                                                                                         ------------
49                                  General unsecured claims                                   F                  $0
                                                                                                         ------------
50                                  TOTAL PRE-PETITION LIABILITIES                                                $0
                                                                                                         ------------
51                                  TOTAL LIABILITIES                                                             $0
                                                                                                         ------------
      EQUITY (DEFICIT)

52                  Retained Earnings/(Deficit) at time of filing                                                 $0
                                                                                                         ------------
53                  Capital Stock                                                                                 $0
                                                                                                         ------------
54                  Additional paid-in capital                                                                    $0
                                                                                                         ------------
55                  Cumulative profit/(loss) since filing of case                                                 $0
                                                                                                         ------------
56                  Post-petition contributions/(distributions) or (draws)                                        $0
                                                                                                         ------------
57
                                    ---------------------------------------------------                  ------------
58                  Market value adjustment                                                                       $0
                                                                                                         ------------
59                                  TOTAL EQUITY (DEFICIT)                                                        $0
                                                                                                         ------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                      $0
                                                                                                         ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                          ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE      PAST DUE
                                                                       [PRE AND POST PETITION]  [POST PETITION]   POST PETITION DEBT
                                                                       -----------------------  ----------------  ------------------
  0-30 Days                                                                                $0                $0
                                                                       -----------------------  ----------------
  31-60 Days                                                                               $0                $0
                                                                       -----------------------  ----------------
  61-90 Days                                                                               $0                $0                 $0
                                                                       -----------------------  ----------------  ------------------
  91+ Days                                                                                 $0                $0
                                                                       -----------------------  ----------------
  Total accounts receivable/payable                                                        $0                $0
                                                                       -----------------------  ================
  Allowance for doubtful accounts
                                                                       -----------------------
  Accounts receivable (net)                                                                $0
                                                                       =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     ------------------
                                                       INVENTORY(IES)
                                                         BALANCE AT
                                                        END OF MONTH   INVENTORY BEGINNING OF MONTH
                                                       --------------
                                                                                                                --------------------
                                                                       Add -
  Retail/Restaurants -                                                   Net purchase
                                                                                                                --------------------
    Product for resale                                                   Direct labor
                                                       --------------                                           --------------------
                                                                         Manufacturing overhead
                                                                                                                --------------------
  Distribution -                                                         Freight in
                                                                                                                --------------------
    Products for resale                                                  Other:
                                                       --------------                                           --------------------

                                                                       ---------------------------------------  --------------------
  Manufacturer -
                                                                       ---------------------------------------  --------------------
    Raw Materials
                                                       --------------
    Work-in-progress                                                   Less -
                                                       --------------
    Finished goods                                                       Inventory End of Month
                                                                                                                --------------------
                                                                         Shrinkage
                                                                                                                --------------------
  Other - Explain                                                        Personal Use
                                                       --------------                                           --------------------
  ---------------------------------------------------
                                                                       Cost of Goods Sold                                       $0
  ---------------------------------------------------                                                           ====================
      TOTAL                                                       $0
                                                       ==============

  METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
           Yes                         No
              -----                      -----
  How often do you take a complete physical inventory?                 Valuation methods -
                                                                           FIFO cost
                                                                                                                   -----
    Weekly                                                                 LIFO cost
                     ---------------                                                                               -----
    Monthly                                                                Lower of cost or market
                     ---------------                                                                               -----
    Quarterly                                                              Retail method
                     ---------------                                                                               -----
    Semi-annually                                                          Other
                     ---------------                                                                               -----
    Annually                                                                 Explain
                     ---------------
Date of last physical inventory was
                                    ---------------                    -------------------------------------------------------------
Date of next physical inventory is
                                    ---------------                    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                          COST      MARKET VALUE
                                                                                 ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                          COST      MARKET VALUE
                                                                                 ------------  ------------
Machinery & Equipment -

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============
Furniture & Fixtures -

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============
Office Equipment -

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============
Leasehold Improvements -

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============
Vehicles -

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------

   ------------------------------------------------------------                  ------------  ------------
   Total                                                                                  $0            $0
                                                                                 ============  ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                                             0-30 DAYS   31-60 DAYS  61-90 DAYS  91+ DAYS       TOTAL
                                                                          ---------   ----------  ----------  --------    ----------
FEDERAL

      Income Tax Withholding                                                                                                     $0
                                                                          ---------   ----------  ----------  --------    ----------
      FICA - Employee                                                                                                            $0
                                                                          ---------   ----------  ----------  --------    ----------
      FICA - Employer                                                                                                            $0
                                                                          ---------   ----------  ----------  --------    ----------
      Unemployment (FUTA)                                                                                                        $0
                                                                          ---------   ----------  ----------  --------    ----------
      Income                                                                                                                     $0
                                                                          ---------   ----------  ----------  --------    ----------
      Other (Attach List)                                                                                                        $0
                                                                          ---------   ----------  ----------  --------    ----------
TOTAL FEDERAL TAXES                                                             $0           $0          $0        $0            $0
                                                                          ---------   ----------  ----------  --------    ----------
STATE AND LOCAL

      Income Tax Withholding                                                                                                     $0
                                                                          ----------  ----------- -----------  --------   ----------
      Unemployment (UT)                                                                                                          $0
                                                                          ----------  ----------- -----------  --------   ----------
      Disability Insurance (DI)                                                                                                  $0
                                                                          ----------  ----------- -----------  --------   ----------
      Empl. Training Tax (ETT)                                                                                                   $0
                                                                          ----------  ----------- -----------  --------   ----------
      Sales                                                                                                                      $0
                                                                          ----------  ----------- -----------  --------   ----------
      Excise                                                                                                                     $0
                                                                          ----------  ----------- -----------  --------   ----------
      Real property                                                                                                              $0
                                                                          ----------  ----------- -----------  --------   ----------
      Personal property                                                                                                          $0
                                                                          ----------  ----------- -----------  --------   ----------
      Income                                                                                                                     $0
                                                                          ----------  ----------- -----------  --------   ----------
      Other (Attach List)                                                                                                        $0
                                                                          ---------   ----------  ----------  ---------   ----------
TOTAL STATE & LOCAL TAXES                                                       $0           $0          $0         $0           $0
                                                                          ---------   ----------  ----------  ---------   ----------
TOTAL TAXES                                                                     $0           $0          $0         $0           $0
                                                                          =========   ==========  ==========  =========   ==========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                                   CLAIMED     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                        AMOUNT     AMOUNT (b)
-------------------------------------------                                                       ----------  ----------
      Secured claims  (a)                                                                                $0         $0
                                                                                                  ----------  ---------
      Priority claims other than taxes                                                                   $0         $0
                                                                                                  ----------  ---------
      Priority tax claims                                                                                $0         $0
                                                                                                  ----------  ---------
      General unsecured claims                                                                           $0         $0
                                                                                                  ----------  ---------

      (a) List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                          ACCOUNT 1   ACCOUNT 2   ACCOUNT 3    ACCOUNT 4
                                                                          ---------   ----------  ----------   ---------
Bank
                                                                          ---------   ----------  ----------  ----------
Account Type
                                                                          ---------   ----------  ----------  ----------
Account No.
                                                                          ---------   ----------  ----------  ----------
Account Purpose
                                                                          ---------   ----------  ----------  ----------
Balance, End of Month
                                                                          ---------   ----------  ----------  ----------
Total Funds on Hand for all Accounts                                            $0
                                                                          =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02

                                                                                      Actual       Cumulative
                                                                                  Current Month  (Case to Date)
                                                                                  -------------  --------------
        CASH RECEIPTS

1                      Rent/Leases Collected
                                                                                  -------------  --------------
2                      Cash Received from Sales
                                                                                  -------------  --------------
3                      Interest Received
                                                                                  -------------  --------------
4                      Borrowings
                                                                                  -------------  --------------
5                      Funds from Shareholders, Partners, or Other Insiders
                                                                                  -------------  --------------
6                      Capital Contributions
                                                                                  -------------  --------------
7
                       ---------------------------------------------------------  -------------  --------------
8
                       ---------------------------------------------------------  -------------  --------------
9
                       ---------------------------------------------------------  -------------  --------------
10
                       ---------------------------------------------------------  -------------  --------------
11
                       ---------------------------------------------------------  -------------  --------------
12                                 TOTAL CASH RECEIPTS                                      $0              $0
                                                                                  -------------  --------------
        CASH DISBURSEMENTS

13                     Payments for Inventory
                                                                                  -------------  --------------
14                     Selling
                                                                                  -------------  --------------
15                     Administrative
                                                                                  -------------  --------------
16                     Capital Expenditures
                                                                                  -------------  --------------
17                     Principal Payments on Debt
                                                                                  -------------  --------------
18                     Interest Paid
                                                                                  -------------  --------------
                       Rent/Lease:
19                                 Personal Property
                                                                                  -------------  --------------
20                                 Real Property
                                                                                  -------------  --------------
                       Amount Paid to Owner(s)/Officer(s)
21                                 Salaries
                                                                                  -------------  --------------
22                                 Draws
                                                                                  -------------  --------------
23                                 Commissions/Royalties
                                                                                  -------------  --------------
24                                 Expense Reimbursements
                                                                                  -------------  --------------
25                                 Other
                                                                                  -------------  --------------
26                     Salaries/Commissions (less employee withholding)
                                                                                  -------------  --------------
27                     Management Fees
                                                                                  -------------  --------------
                       Taxes:
28                                 Employee Withholding
                                                                                  -------------  --------------
29                                 Employer Payroll Taxes
                                                                                  -------------  --------------
30                                 Real Property Taxes
                                                                                  -------------  --------------
31                                 Other Taxes
                                                                                  -------------  --------------
32                     Other Cash Outflows:
                                                                                  -------------  --------------
33
                                   ---------------------------------------------  -------------  --------------
34
                                   ---------------------------------------------  -------------  --------------
35
                                   ---------------------------------------------  -------------  --------------
36
                                   ---------------------------------------------  -------------  --------------
37
                                   ---------------------------------------------  -------------  --------------
38                                 TOTAL CASH DISBURSEMENTS:                                $0              $0
                                                                                  -------------  --------------
39      NET INCREASE (DECREASE) IN CASH                                                     $0              $0
                                                                                  -------------  --------------
40      CASH BALANCE, BEGINNING OF PERIOD
                                                                                  -------------  --------------
41      CASH BALANCE, END OF PERIOD                                                         $0              $0
                                                                                  =============  ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02

        CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL            CUMULATIVE
                                                                                                   CURRENT MONTH      (CASE TO DATE)
                                                                                                   -------------      --------------
1           Cash Received from Sales
                                                                                                   -------------      --------------
2           Rent/Leases Collected
                                                                                                   -------------      --------------
3           Interest Received
                                                                                                   -------------      --------------
4           Cash Paid to Suppliers
                                                                                                   -------------      --------------
5           Cash Paid for Selling Expenses
                                                                                                   -------------      --------------
6           Cash Paid for Administrative Expenses
                                                                                                   -------------      --------------
            Cash Paid for Rents/Leases:
7                    Personal Property
                                                                                                   -------------      --------------
8                    Real Property
                                                                                                   -------------      --------------
9           Cash Paid for Interest
                                                                                                   -------------      --------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                   -------------      --------------
            Cash Paid to Owner(s)/Officer(s)
11                   Salaries
                                                                                                   -------------      --------------
12                   Draws
                                                                                                   -------------      --------------
13                   Commissions/Royalties
                                                                                                   -------------      --------------
14                   Expense Reimbursements
                                                                                                   -------------      --------------
15                   Other
                                                                                                   -------------      --------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                   Employer Payroll Tax
                                                                                                   -------------      --------------
17                   Employee Withholdings
                                                                                                   -------------      --------------
18                   Real Property Taxes
                                                                                                   -------------      --------------
19                   Other Taxes
                                                                                                   -------------      --------------
20          Cash Paid for General Expenses
                                                                                                   -------------      --------------
21
            -------------------------------------------------------------------------------------  -------------      --------------
22
            -------------------------------------------------------------------------------------  -------------      --------------
23
            -------------------------------------------------------------------------------------  -------------      --------------
24
            -------------------------------------------------------------------------------------  -------------      --------------
25
            -------------------------------------------------------------------------------------  -------------      --------------
26
            -------------------------------------------------------------------------------------  -------------      --------------
27                   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            $0                  $0
                                                                                                   -------------      --------------
        CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   -------------      --------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                   -------------      --------------
30          U.S. Trustee Quarterly Fees
                                                                                                   -------------      --------------
31
            -------------------------------------------------------------------------------------  -------------      --------------
32                   NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0                  $0
                                                                                                   -------------      --------------
33      NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                           $0                  $0
                                                                                                   -------------      --------------
        CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures
                                                                                                   -------------      --------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   -------------      --------------
36
            -------------------------------------------------------------------------------------  -------------      --------------
37                   NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0                  $0
                                                                                                   -------------      --------------
        CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                                   -------------      --------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   -------------      --------------
40          Capital Contributions
                                                                                                   -------------      --------------
41          Principal Payments
                                                                                                   -------------      --------------
42
            -------------------------------------------------------------------------------------  -------------      --------------
43                   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                  $0
                                                                                                   -------------      --------------
44      NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                 $0                  $0
                                                                                                   -------------      --------------
45      CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                   -------------      --------------
46      CASH AND CASH EQUIVALENTS AT END OF MONTH                                                            $0                  $0
                                                                                                   =============      ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky International, LLC                    CASE NO.      01-33126 (DM)

                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:     Oct 02                    PETITION DATE:       12/10/01
1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
                     ----

     Dollars reported in      $1
                              --

2.   ASSET AND LIABILITY STRUCTURE                             END OF CURRENT MONTH     END OF PRIOR MONTH     AS OF PETITION FILING
                                                               --------------------     ------------------     ---------------------
     a.  Current Assets                                                      $0                       $0
                                                                ----------------         ----------------
     b.  Total Assets                                                        $0                       $0                       $0
                                                                ----------------         ----------------         ----------------
     c.  Current Liabilities                                                 $0                       $0
                                                                ----------------         ----------------
     d.  Total Liabilities                                                   $0                       $0                       $0
                                                                ----------------         ----------------         ----------------

                                                                                                                  CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH         CURRENT MONTH             PRIOR MONTH         (CASE TO DATE)
                                                                  -------------             -----------         --------------
     a.  Total Receipts                                                      $0                       $0                     $0
                                                                ----------------         ----------------       ----------------
     b.  Total Disbursements                                                 $0                       $0                     $0
                                                                ----------------         ----------------       ----------------
     c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                             $0                       $0                     $0
                                                                ----------------         ----------------       ----------------
     d.  Cash Balance Beginning of Month                                     $0                       $0                     $0
                                                                ----------------         ----------------       ----------------
     e.  Cash Balance End of Month (c + d)                                   $0                       $0                     $0
                                                                ----------------         ----------------       ----------------

                                                                                                                  CUMULATIVE
                                                                  CURRENT MONTH             PRIOR MONTH         (CASE TO DATE)
                                                                  -------------             -----------         --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $0                       $0                    $0
                                                                ----------------         ----------------       ---------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $0                       $0
                                                                ----------------         ----------------
6.   POST-PETITION LIABILITIES                                               $0                       $0
                                                                ----------------         ----------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $0                       $0
                                                                ----------------         ----------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES                  NO
                                                                                                        ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                     X
     course to secured creditors or lessors? (if yes, attach listing including date of             -------------       -------------
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                                X
     payment, amount of payment and name of payee)                                                 -------------       -------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   -------------       -------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                   X
     attach listing including date of payment, amount and reason for payment, and name of payee)   -------------       -------------


12.  Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                   -------------       -------------
13.  Are a plan and disclosure statement on file?                                                        X
                                                                                                   -------------       -------------
14.  Was there any post-petition borrowing during this reporting period?                                                     X
                                                                                                   -------------       -------------

15.  Check if paid: Post-petition taxes                       ;
                                                       -------

     U.S. Trustee Quarterly Fees                          X   ;
                                                       -------

     Check if filing is current for:
     Post-petition tax reporting and tax returns:         X   .
                                                       -------

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
     --------------------------     --------------------------------------------
                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 10/31/02

                CURRENT MONTH
---------------------------------------------
                                                                                                       CUMULATIVE       NEXT MONTH
   ACTUAL          FORECAST       VARIANCE                                                           (CASE TO DATE)      FORECAST
   ------          --------       --------                                                           --------------      --------
                                                   REVENUES:
          $0                              $0     1   Gross Sales                                                $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0     2   less: Sales Returns & Allowances                           $0
-------------   -------------   -------------                                                         -------------    -------------
          $0              $0              $0     3   Net Sales                                                  $0               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0     4   less: Cost of Goods Sold   (Schedule 'B')                  $0
-------------   -------------   -------------                                                         -------------    -------------
          $0              $0              $0     5   Gross Profit                                               $0               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0     6   Interest                                                   $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0     7   Other Income:                                              $0
-------------   -------------   -------------                      -------------------------------    -------------    -------------
          $0                              $0     8                                                              $0
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
          $0                              $0     9                                                              $0
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
          $0              $0              $0    10       TOTAL REVENUES                                         $0               $0
-------------   -------------   -------------                                                         -------------    -------------
                                                   EXPENSES:
          $0                              $0    11   Compensation to Owner(s)/Officer(s)                        $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    12   Salaries                                                   $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    13   Commissions                                                $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    14   Contract Labor                                             $0
-------------   -------------   -------------                                                         -------------    -------------
                                                     Rent/Lease:                                                $0
          $0                              $0    15       Personal Property
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    16       Real Property                                          $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    17   Insurance                                                  $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    18   Management Fees                                            $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    19   Depreciation                                               $0
-------------   -------------   -------------                                                         -------------    -------------
                                                     Taxes:                                                     $0
          $0                              $0    20       Employer Payroll Taxes
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    21       Real Property Taxes                                    $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    22       Other Taxes                                            $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    23   Other Selling                                              $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    24   Other Administrative                                       $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    25   Interest                                                   $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    26   Other Expenses:                                            $0
-------------   -------------   -------------                        -----------------------------    -------------    -------------
                                          $0    27
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    28
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    29
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    30
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    31
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    32
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    33
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
                                          $0    34
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
          $0              $0              $0    35       TOTAL EXPENSES                                         $0               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0              $0              $0    36 SUBTOTAL                                                     $0               $0
-------------   -------------   -------------                                                         -------------    -------------
                                                   REORGANIZATION ITEMS:                                        $0
          $0                              $0    37   Professional Fees
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    38   Provisions for Rejected Executory Contracts                $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    39   Interest Earned on Accumulated Cash from                   $0
                                                     Resulting Chp 11 Case
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    40   Gain or (Loss) from Sale of Equipment                      $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    41   U.S. Trustee Quarterly Fees                                $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    42                                                              $0
-------------   -------------   -------------      -----------------------------------------------    -------------    -------------
          $0              $0              $0    43        TOTAL REORGANIZATION ITEMS                            $0               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0              $0              $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0                              $0    45   Federal & State Income Taxes                               $0
-------------   -------------   -------------                                                         -------------    -------------
          $0              $0              $0    46 NET PROFIT (LOSS)                                            $0               $0
=============   =============   =============                                                         =============    =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 10/31/02


    ASSETS
                                                                                     FROM SCHEDULES         MARKET VALUE
                                                                                     --------------         ------------
      CURRENT ASSETS

 1         Cash and cash equivalents - unrestricted                                                                     $0
                                                                                                        -------------------
 2         Cash and cash equivalents - restricted                                                                       $0
                                                                                                        -------------------
 3         Accounts receivable (net)                                                        A                           $0
                                                                                                        -------------------
 4         Inventory                                                                        B                           $0
                                                                                                        -------------------
 5         Prepaid expenses                                                                                             $0
                                                                                                        -------------------
 6         Professional retainers                                                                                       $0
                                                                                                        -------------------
 7         Other:                                                                                                       $0
                           -----------------------------------------------------                        -------------------
 8
           ---------------------------------------------------------------------                        -------------------
 9                         TOTAL CURRENT ASSETS                                                                         $0
                                                                                                        -------------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                                                    C                           $0
                                                                                                        -------------------
11         Machinery and equipment                                                          D                           $0
                                                                                                        -------------------
12         Furniture and fixtures                                                           D                           $0
                                                                                                        -------------------
13         Office equipment                                                                 D                           $0
                                                                                                        -------------------
14         Leasehold improvements                                                           D                           $0
                                                                                                        -------------------
15         Vehicles                                                                         D                           $0
                                                                                                        -------------------
16         Other:                                                                           D
                           -----------------------------------------------------                        -------------------
17                                                                                          D
           ---------------------------------------------------------------------                        -------------------
18                                                                                          D
           ---------------------------------------------------------------------                        -------------------
19                                                                                          D
           ---------------------------------------------------------------------                        -------------------
20                                                                                          D
           ---------------------------------------------------------------------                        -------------------
21                         TOTAL PROPERTY AND EQUIPMENT                                                                 $0
                                                                                                        -------------------
      OTHER ASSETS

22         Loans to shareholders                                                                                        $0
                                                                                                        -------------------
23         Loans to affiliates                                                                                          $0
                                                                                                        -------------------
24
           ---------------------------------------------------------------------                        -------------------
25
           ---------------------------------------------------------------------                        -------------------
26
           ---------------------------------------------------------------------                        -------------------
27
           ---------------------------------------------------------------------                        -------------------
28                         TOTAL OTHER ASSETS                                                                           $0
                                                                                                        -------------------
29                         TOTAL ASSETS                                                                                 $0
                                                                                                        ===================

   NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

      POST-PETITION

           CURRENT LIABILITIES

30              Salaries and wages                                                                                      $0
                                                                                                        -------------------
31              Payroll taxes                                                                                           $0
                                                                                                        -------------------
32              Real and personal property taxes                                                                        $0
                                                                                                        -------------------
33              Income taxes                                                                                            $0
                                                                                                        -------------------
34              Sales taxes                                                                                             $0
                                                                                                        -------------------
35              Notes payable (short term)                                                                              $0
                                                                                                        -------------------
36              Accounts payable (trade)                                                    A                           $0
                                                                                                        -------------------
37              Real property lease arrearage                                                                           $0
                                                                                                        -------------------
38              Personal property lease arrearage                                                                       $0
                                                                                                        -------------------
39              Accrued professional fees                                                                               $0
                                                                                                        -------------------
40              Current portion of long-term post-petition debt (due within 12 months)                                  $0
                                                                                                        -------------------
41              Other:                                                                                                  $0
                                      ------------------------------------------------                  -------------------
42
                ----------------------------------------------------------------------                  -------------------
43
                ----------------------------------------------------------------------                  -------------------
44              TOTAL CURRENT LIABILITIES                                                                               $0
                                                                                                        -------------------
45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        -------------------
46              TOTAL POST-PETITION LIABILITIES                                                                         $0
                                                                                                        -------------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47              Secured claims                                                              F                           $0
                                                                                                        -------------------
48              Priority unsecured claims                                                   F                           $0
                                                                                                        -------------------
49              General unsecured claims                                                    F                           $0
                                                                                                        -------------------
50              TOTAL PRE-PETITION LIABILITIES                                                                          $0
                                                                                                        -------------------
51              TOTAL LIABILITIES                                                                                       $0
                                                                                                        -------------------
    EQUITY (DEFICIT)

52         Retained Earnings/(Deficit) at time of filing                                                                $0
                                                                                                        -------------------
53         Capital Stock                                                                                                $0
                                                                                                        -------------------
54         Additional paid-in capital                                                                                   $0
                                                                                                        -------------------
55         Cumulative profit/(loss) since filing of case                                                                $0
                                                                                                        -------------------
56         Post-petition contributions/(distributions) or (draws)                                                       $0
                                                                                                        -------------------
57
                ----------------------------------------------------------------------                  -------------------
58         Market value adjustment                                                                                      $0
                                                                                                        -------------------
59              TOTAL EQUITY (DEFICIT)                                                                                  $0
                                                                                                        -------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                              $0
                                                                                                        ===================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
-------------------------------                  -----------------------    ---------------   ------------------
   0 -30 Days                                                        $0                 $0
                                                 -----------------------   ----------------
   31-60 Days                                                        $0                 $0
                                                 -----------------------   ----------------
   61-90 Days                                                        $0                 $0                   $0
                                                 -----------------------   ----------------   ------------------
   91+ Days                                                          $0                 $0
                                                 -----------------------   ----------------
   Total accounts receivable/payable                                 $0                 $0
                                                 -----------------------   ================
   Allowance for doubtful accounts
                                                 -----------------------
   Accounts receivable (net)                                         $0
                                                 =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                                       INVENTORY(IES)
                                                        BALANCE AT
                                                       END OF MONTH
                                                       ------------
  Retail/Restaurants -

    Product for resale
                                         ---------------------------------------

  Distribution -

    Products for resale
                                         ---------------------------------------

  Manufacturer -

    Raw Materials
                                         ---------------------------------------
    Work-in-progress
                                         ---------------------------------------
    Finished goods
                                         ---------------------------------------

  Other - Explain
                                         ---------------------------------------
  --------------------------------

  --------------------------------
      TOTAL                                                                  $0
                                         =======================================

  METHOD OF INVENTORY CONTROL

  Do you have a functioning perpetual inventory system?

                                Yes                         No
                                    ------------               -------------

  How often do you take a complete physical inventory?

    Weekly
                                                ---------------
    Monthly
                                                ---------------
    Quarterly
                                                ---------------
    Semi-annually
                                                ---------------
    Annually
                                                ---------------
Date of last physical inventory was
                                      ------------------------------------------
Date of next physical inventory is
                                      ------------------------------------------

COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH
                                               --------------------------------
 Add -
        Net purchase
                                               --------------------------------
        Direct labor
                                               --------------------------------
        Manufacturing overhead
                                               --------------------------------
        Freight in
                                               --------------------------------
        Other:
                                               --------------------------------

      ------------------------------------     --------------------------------

      ------------------------------------     --------------------------------

      Less -

        Inventory End of Month
                                               --------------------------------
        Shrinkage
                                               --------------------------------
        Personal Use
                                               --------------------------------

      Cost of Goods Sold                                                    $0
                                               ================================


INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.


Valuation methods -

    FIFO cost
                                                ------
    LIFO cost
                                                ------
    Lower of cost or market
                                                ------
    Retail method
                                                ------
    Other
                                                ------
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                          COST                  MARKET VALUE
-----------                                                          ----                  ------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                         COST                    MARKET VALUE
-----------                                                         ----                    ------------
Machinery & Equipment -

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================

Furniture & Fixtures -

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================
Office Equipment -

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================
Leasehold Improvements -

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================
Vehicles -

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------

    --------------------------------------------             -------------------        -------------------
    Total                                                                    $0                         $0
                                                             ===================        ===================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS         31-60 DAYS         61-90 DAYS          91+ DAYS            TOTAL
-------------                           ---------         ----------         ----------          --------            -----
FEDERAL
     Income Tax Withholding                                                                                                  $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     FICA - Employee                                                                                                         $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     FICA - Employer                                                                                                         $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Unemployment (FUTA)                                                                                                     $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Income                                                                                                                  $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Other (Attach List)                                                                                                     $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
TOTAL FEDERAL TAXES                              $0                 $0                 $0                 $0                 $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
STATE AND LOCAL
     Income Tax Withholding                                                                                                  $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Unemployment (UT)                                                                                                       $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Disability Insurance (DI)                                                                                               $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Empl. Training Tax (ETT)                                                                                                $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Sales                                                                                                                   $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Excise                                                                                                                  $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Real property                                                                                                           $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Personal property                                                                                                       $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Income                                                                                                                  $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Other (Attach List)                                                                                                     $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
TOTAL STATE & LOCAL TAXES                        $0                 $0                 $0                 $0                 $0
                                    ----------------   ----------------   ----------------   ----------------   ----------------
TOTAL TAXES                                      $0                 $0                 $0                 $0                 $0
                                    ================   ================   ================   ================   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                               CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     AMOUNT            AMOUNT (b)
-------------------------------------------                     ------            ----------
     Secured claims  (a)                                                $0                  $0
                                                           ----------------    ----------------
     Priority claims other than taxes                                   $0                  $0
                                                           ----------------    ----------------
     Priority tax claims                                                $0                  $0
                                                           ----------------    ----------------
     General unsecured claims                                           $0                  $0
                                                           ----------------    ----------------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                              ACCOUNT 1           ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                              ---------           ---------          ---------          ---------
Bank
                                           ----------------   ----------------   ----------------   -----------------
Account Type
                                           ----------------   ----------------   ----------------   -----------------
Account No.
                                           ----------------   ----------------   ----------------   -----------------
Account Purpose
                                           ----------------   ----------------   ----------------   -----------------
Balance, End of Month
                                           ----------------   ----------------   ----------------   -----------------
Total Funds on Hand for all Accounts                    $0
                                           ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/02

                                                                                             Actual                  Cumulative
                                                                                          Current Month            (Case to Date)
                                                                                          -------------            --------------
    CASH RECEIPTS

1       Rent/Leases Collected
                                                                                       --------------------     --------------------
2       Cash Received from Sales
                                                                                       --------------------     --------------------
3       Interest Received
                                                                                       --------------------     --------------------
4       Borrowings
                                                                                       --------------------     --------------------
5       Funds from Shareholders, Partners, or Other Insiders
                                                                                       --------------------     --------------------
6       Capital Contributions
                                                                                       --------------------     --------------------
7
        ------------------------------------------------------------------------       --------------------     --------------------
8
        ------------------------------------------------------------------------       --------------------     --------------------
9
        ------------------------------------------------------------------------       --------------------     --------------------
10
        ------------------------------------------------------------------------       --------------------     --------------------
11
        ------------------------------------------------------------------------       --------------------     --------------------
12                  TOTAL CASH RECEIPTS                                                                 $0                       $0
                                                                                       --------------------     --------------------
    CASH DISBURSEMENTS

13      Payments for Inventory
                                                                                       --------------------     --------------------
14      Selling
                                                                                       --------------------     --------------------
15      Administrative
                                                                                       --------------------     --------------------
16      Capital Expenditures
                                                                                       --------------------     --------------------
17      Principal Payments on Debt
                                                                                       --------------------     --------------------
18      Interest Paid
                                                                                       --------------------     --------------------
        Rent/Lease:
19           Personal Property
                                                                                       --------------------     --------------------
20           Real Property
                                                                                       --------------------     --------------------
        Amount Paid to Owner(s)/Officer(s)
21           Salaries
                                                                                       --------------------     --------------------
22           Draws
                                                                                       --------------------     --------------------
23           Commissions/Royalties
                                                                                       --------------------     --------------------
24           Expense Reimbursements
                                                                                       --------------------     --------------------
25           Other
                                                                                       --------------------     --------------------
26      Salaries/Commissions (less employee withholding)
                                                                                       --------------------     --------------------
27      Management Fees
                                                                                       --------------------     --------------------
        Taxes:
28           Employee Withholding
                                                                                       --------------------     --------------------
29           Employer Payroll Taxes
                                                                                       --------------------     --------------------
30           Real Property Taxes
                                                                                       --------------------     --------------------
31           Other Taxes
                                                                                       --------------------     --------------------
32      Other Cash Outflows:
                                                                                       --------------------     --------------------
33
             -------------------------------------------------------------------       --------------------     --------------------
34
             -------------------------------------------------------------------       --------------------     --------------------
35
             -------------------------------------------------------------------       --------------------     --------------------
36
             -------------------------------------------------------------------       --------------------     --------------------
37
             -------------------------------------------------------------------       --------------------     --------------------
38           TOTAL CASH DISBURSEMENTS:                                                                  $0                       $0
                                                                                       --------------------     --------------------
39  NET INCREASE (DECREASE) IN CASH                                                                     $0                       $0
                                                                                       --------------------     --------------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                                       --------------------     --------------------
41  CASH BALANCE, END OF PERIOD                                                                         $0                       $0
                                                                                       ====================     ====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 10/31/02

                                                                                              ACTUAL                 CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH            (CASE TO DATE)
   ------------------------------------                                                   -------------            --------------
1       Cash Received from Sales
                                                                                       --------------------     --------------------
2       Rent/Leases Collected
                                                                                       --------------------     --------------------
3       Interest Received
                                                                                       --------------------     --------------------
4       Cash Paid to Suppliers
                                                                                       --------------------     --------------------
5       Cash Paid for Selling Expenses
                                                                                       --------------------     --------------------
6       Cash Paid for Administrative Expenses
                                                                                       --------------------     --------------------
        Cash Paid for Rents/Leases:
7            Personal Property
                                                                                       --------------------     --------------------
8            Real Property
                                                                                       --------------------     --------------------
9       Cash Paid for Interest
                                                                                       --------------------     --------------------
10      Cash Paid for Net Payroll and Benefits
                                                                                       --------------------     --------------------
        Cash Paid to Owner(s)/Officer(s)
11           Salaries
                                                                                       --------------------     --------------------
12           Draws
                                                                                       --------------------     --------------------
13           Commissions/Royalties
                                                                                       --------------------     --------------------
14           Expense Reimbursements
                                                                                       --------------------     --------------------
15           Other
                                                                                       --------------------     --------------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax
                                                                                       --------------------     --------------------
17           Employee Withholdings
                                                                                       --------------------     --------------------
18           Real Property Taxes
                                                                                       --------------------     --------------------
19           Other Taxes
                                                                                       --------------------     --------------------
20      Cash Paid for General Expenses
                                                                                       --------------------     --------------------
21
        ------------------------------------------------------------------------       --------------------     --------------------
22
        ------------------------------------------------------------------------       --------------------     --------------------
23
        ------------------------------------------------------------------------       --------------------     --------------------
24
        ------------------------------------------------------------------------       --------------------     --------------------
25
        ------------------------------------------------------------------------       --------------------     --------------------
26
        ------------------------------------------------------------------------       --------------------     --------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                REORGANIZATION ITEMS                                                                    $0                       $0
                                                                                       --------------------     --------------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                       --------------------     --------------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                       --------------------     --------------------
30      U.S. Trustee Quarterly Fees
                                                                                       --------------------     --------------------
31
        ------------------------------------------------------------------------       --------------------     --------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                       $0
                                                                                       --------------------     --------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                          $0                       $0
                                                                                       --------------------     --------------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34      Capital Expenditures
                                                                                       --------------------     --------------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                       --------------------     --------------------
36
        ------------------------------------------------------------------------       --------------------     --------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                       $0
                                                                                       --------------------     --------------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38      Net Borrowings (Except Insiders)
                                                                                       --------------------     --------------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                       --------------------     --------------------
40      Capital Contributions
                                                                                       --------------------     --------------------
41      Principal Payments
                                                                                       --------------------     --------------------
42
        ------------------------------------------------------------------------       --------------------     --------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                       $0
                                                                                       --------------------     --------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                $0                       $0
                                                                                       --------------------     --------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                       --------------------     --------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                           $0                       $0
                                                                                       ====================     ====================